Financial Risk Management	12 Months Ended
Mar. 31, 2024
Disclosure of financial risk management [Abstract]
Disclosure of financial risk management [text block]
34.	Financial Risk Management

The Group has exposure to the following risks from its use of financial instruments:
•	Credit risk
•	Liquidity risk
•	Market risk

The Board of Directors has overall responsibility for the establishment and oversight of the Group’s risk management framework. The Board of Directors has established a risk management policy to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management systems are reviewed periodically to reflect changes in market conditions and the Group’s activities. The Group Audit Committee oversees how management monitors compliance with the Group’s risk management policies and procedures and reviews the risk management framework. The Group Audit Committee is assisted in its oversight role by Internal Audit. Internal Audit undertakes reviews of risk management controls and procedures, the results of which are reported to the Audit Committee.

Credit risk
:  Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Group’s trade receivables, treasury operations and other activities that are in the nature of leases.

Trade and other receivables

The Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. Management considers that the demographics of the Group’s customer base, including the default risk of the industry and country in which customers operate, has less of an influence on credit risk. Credit risk is managed through credit approvals, establishing credit limits and continuously monitoring the credit worthiness of the customers to which the Group grants credit terms in the normal course of the business.

Cash and cash equivalents and other investments

In the area of treasury operations, the Group is presently exposed to counter-party risks relating to short term and medium term deposits placed with public-sector banks, and also to investments made in mutual funds.

The Chief Financial Officer is responsible for monitoring the counterparty credit risk and has been vested with the authority to seek Board’s approval to hedge such risks in case of need.

Exposure to credit risk

The gross carrying amount of financial assets, net of any impairment losses recognized represents the maximum credit exposure. The maximum exposure to credit risk as of March 31, 2024 and 2023 was as follows:

	March 31, 2024	March 31, 2023
Cash and cash equivalents (Including other bank deposits)	5,394,189	3,650,446
Restricted Cash	440,445	1,194,787
Other assets	2,004,216	850,261
Trade receivables	10,155,223	11,345,542
Other receivables	157,779	100,681
Other investments	1,203,862	1,044,020
	19,355,714	18,185,737
Impairment for financial assets

Allowances for impairment for trade receivables have been provided based on Expected Credit Loss Method adopting a simplified approach provided in IFRS 9. The ageing analysis of trade receivables has been considered from the due date for the practical expedient. The ageing of trade receivables, net of allowances, is given below:

Period (in days)	March 31, 2024	March 31, 2023
Less than 365 days	10,155,223	10,872,340
More than 365 days	-	473,202
	10,155,223	11,345,542

See note 13 for the activity in the allowance for impairment of trade account receivables.

Liquidity risks
: Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation. Typically the Group ensures that it has sufficient cash on demand to meet expected operational expenses, servicing of financial obligations. In addition, the Group has concluded arrangements with well reputed Banks, and has unused lines of credit that could be drawn upon should there be a need.  The Company is also in the process of negotiating additional facilities with Banks for funding its requirements.

The following are the contractual maturities of financial liabilities, including estimated interest payments and excluding the impact of netting agreements:

As of March 31, 2024
	Carrying amount	Contractual cash flows	0-12 months	1-3 years	3-5 years	>5 years
Non-derivative financial liabilities
Bank overdrafts	486,888	531,000	531,000	-	-	-
6% Compulsory Convertible Debentures	7,156,074	8,631,877	528,003	1,584,000	1,056,003	5,463,871
9% Cumulative Non-convertible preference shares	500,000	120,000	30,000	30,000	30,000	30,000
Lease liabilities	3,042,839	8,588,700	587,700	773,500	531,200	6,696,300
Other liabilities	1,612,496	1,612,496	1,594,551	17,945	-	-
Borrowing from banks	18,794,380	22,515,522	5,557,466	7,922,227	5,536,029	3,499,800
Borrowings from others	3,564,494	4,221,692	1,295,437	2,186,476	739,779	-
Trade and other payables	11,952,045	11,952,045	11,952,045	-	-	-
	47,109,216	58,173,332	22,076,202	12,514,148	7,893,011	15,689,971

As of March 31, 2023
	Carrying amount	Contractual cash flows	0-12 months	1-3 years	3-5 years	>5 years
Non-derivative financial liabilities
Bank overdrafts	951,504	951,504	951,504	-	-	-
6% Compulsory Convertible Debentures	4,000,000	6,040,663	240,003	7,20,000	4,80,003	46,00,657
6 % Non Cumulative Compulsory convertible preference shares	500,000	500,000	-	-	-	500,000
Lease liabilities	2,451,179	5,703,330	585,790	788,588	555,216	3,773,736
Other liabilities	2,059,524	2,059,524	2,039,624	19,900	-	-
Borrowing from banks	14,982,750	19,853,900	5,680,600	5,755,100	4,800,000	3,618,200
Borrowings from others	2,045,239	2,361,800	748,900	1,149,400	463,500	-
Trade and other payables	11,287,453	11,287,453	11,287,453	-	-	-
	38,277,649	48,758,174	21,533,874	84,32,988	62,98,719	12,492,593

As of March 31, 2022
	Carrying amount	Contractual cash flows	0-12 months	1-3 years	3-5 years	>5 years
Non-derivative financial liabilities
Bank overdrafts	371,995	371,995	371,995	-	-	-
Lease liabilities	2,207,403	4,281,949	507,037	733,287	430,022	2,611,603
Other liabilities	60,742	60,742	60,742	-	-	-
6% Compulsory Convertible Debentures	2,020,000	3,171,739	121,200	363,603	242,403	2,444,533
Borrowing from banks	8,380,415	10,334,236	6,585,649	2,468,789	1,257,280	22,518
Borrowings from others	4,479,774	3,853,302	1,106,150	1,042,525	719,827	984,800
Trade and other payables	10,510,409	10,510,409	10,510,409	-	-	-
	28,030,738	32,584,372	19,263,182	4,608,204	2,649,532	6,063,454

Market risk:
Market risk is the risk of loss of future earnings or fair values or future cash flows that may result from a change in the price of a financial instrument. The value of a financial instrument may change as a result of changes in the interest rates, foreign exchange rates and other market changes that affect market risk sensitive instruments. Market risk is attributable to all market risk sensitive financial instruments including foreign currency receivables and payables. The Group is exposed to market risk primarily related to foreign exchange rate risk (currency risk), interest rate risk and the market value of its investments. Thus the Group’s exposure to market risk is a function of investing and borrowing activities and revenue generating and operating activities in foreign currencies.

Currency risk
: The Group’s exposure in US $, Euro and other foreign currency denominated transactions gives rise to Exchange Rate fluctuation risk. Group’s policy in this regard incorporates:

•	Forecasting inflows and outflows denominated in US$ for a twelve-month period
•	Estimating the net-exposure in foreign currency, in terms of timing and amount
•	Determining the extent to which exposure should be protected through one or more risk-mitigating instruments to maintain the permissible limits of uncovered exposures.
•
Carrying out a variance analysis between estimate and actual on an ongoing basis and taking stop-loss action when the adverse movements breach the 5% barrier of deviation, subject to review by Audit Committee.

The Group’s exposure to foreign currency risk as of March 31, 2024 was as follows:
All amounts in respective currencies as mentioned (in thousands)
	US $	AUD	CHF	EUR	GBP	DHS	HK $	SG $
Cash and cash equivalents	600	-	-	5	105	-	-	-
Trade receivables	20,900	-	-	610	85	-	-	-
Trade payables	(8,050)	-	-	(418)		(29)	-	-
Foreign currency loan	(2,200)	-	-	-		-	-	-
Net balance sheet exposure	11,250	-	-	197	190	(29)	-	-

The Group’s exposure to foreign currency risk as of March 31, 2023 was as follows:
All amounts in respective currencies as mentioned (in thousands)
	US $	AUD	CHF	EUR	GBP	DHS	HK $	SG $
Cash and cash equivalents	405	-	-	44	69	-	-	-
Trade receivables	28,052	-	-	411	85	-	-	-
Trade payables	(28,575)	-	-	(250)	(34)	(27)	-	-
Foreign currency loan	(6,059)	-	-	-	-	-	-	-
Net balance sheet exposure	(6177)	-	-	205	120	(27)	-	-

The Group’s exposure to foreign currency risk as of March 31, 2022 was as follows:
All amounts in respective currencies as mentioned (in thousands)

	US $	AUD	CHF	EUR	GBP	DHS	HK $	SG $
Cash and cash equivalents	3,435	-	-	16	51	-	-	-
Trade receivables	29,093	-	-	222	85	-	-	-
Trade payables	(16,369)	-	-	(196)	(16)	(27)	(4)	-
Foreign currency loan	(9,389)	-	-	-	-	-	-	-
Net balance sheet exposure	6770	-	-	42	120	(27)	(4)	-

All amounts in respective currencies as mentioned (in thousands)

Sensitivity analysis

A 10% strengthening of the rupee against the respective currencies as of March 31, 2024 and

M
arch 31
,
2023 would have increased / (decreased) other comprehensive income and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant. The analysis is performed on the same basis for 2023.

	Other comprehensive income	Profit or ( loss)
March 31, 2024	-	(18,361)

March 31, 2023	-	(47,755)

A 10% weakening of the rupee against the above currencies as of March 31, 2024 and 2023 would have had the equal but opposite effect on the above currencies to the amounts shown above, on the basis that all other variables remain constant.

Interest Rate Risk:
Interest rate risk is the risk that an upward movement in interest rates would adversely affect the borrowing costs of the group.

Profile
At the reporting date the interest rate profile of the Group’s interest –bearing financial instruments were as follows:
	Carrying amount
	March 31, 2024	March 31, 2023
Fixed rate instruments
Financial assets
- Fixed deposits with banks	4,502,312	2,590,530
- Investment in debt securities	393,453	372,000

Financial liabilities
- Borrowings from banks	183,589	240,962
- Borrowings from others	11,361,108	6,773,700
Variable rate instruments
Financial liabilities
- Borrowings from banks	18,610,791	14,741,788
- Bank overdrafts	486,888	951,504

Fair value sensitivity for fixed rate instruments

The Group does not account for any fixed rate financial assets and liabilities at fair value through profit or loss, and the Group does not designate derivatives (interest rate swaps) as hedging instruments under a fair value hedge accounting model. Therefore a change in interest rates at the reporting date would not affect profit or loss.

Cash flow sensitivity for variable rate instruments

An increase of 100 basis points in interest rates at the reporting date would have increased / (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant. The analysis has been performed on the same basis as 2023.

	Equity	Profit or (loss)
March 31, 2024	-	(9,245)
March 31, 2023	-	(12,185)

A decrease of 100 basis points in the interest rates at the reporting date would have had equal but opposite effect on the amounts shown above, on the basis that all other variables remain constant.